================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                      February 4, 1999 (January 28, 1999)

                         ------------------------------

                           COMMUNITY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       000-16461                630868361
(State or other jurisdiction of    (Commission File Number)       (IRS Employer
         incorporation)                                           Identification
                                                                      Number)


Main Street, P.O. Box 1000
Blountsville, Alabama                                             35031
(Address of principal executive offices)                          (Zip Code)

                                 (205) 429-1000
              (Registrant's telephone number, including area code)




================================================================================

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

         Effective January 28, 1999, Bryan A. Corr resigned as a director of Community Bancshares, Inc. (the "Company"). In his letter of resignation, Mr. Corr cited his disagreement with certain actions he alleged were or should have been taken by the Company's Board of Directors. Specifically, Mr. Corr indicated his disagreement with the practice of management not to provide a "Board Book" for each Board meeting, inadequate examination of related-party transactions, adoption of a shareholders rights plan and amendments to the Company's Bylaws, failure to respond to proposals submitted by a group of shareholders for inclusion in the Company's 1999 proxy statement, misrepresentations made in a letter to shareholders, and the conduct of Board meetings. A copy of Mr. Corr's letter of resignation is filed as an exhibit to this report.

         The Company believes that Mr. Corr's allegations are without merit. Further, the Company believes that Mr. Corr's allegations are either patently false or based on criticisms of management style, rather than management quality.

ITEM 7. EXHIBITS

          Exhibit  No. 17   Letter dated January 28, 1999 from Bryan A. Corr to
                            the Board of Directors of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         COMMUNITY BANCSHARES, INC.


                                         By: /s/ Kennon R. Patterson, Sr.
                                             -----------------------------------
                                             Kennon R. Patterson, Sr.
                                             Chairman of the Board, President
                                             and Chief Executive Officer

                                         By: /s/ Bishop K. Walker, Jr.
                                             -----------------------------------
                                             Bishop K. Walker, Jr.
                                             Vice Chairman, Director
                                             and General Counsel

                                         By: /s/ Roy B. Jackson
                                             -----------------------------------
                                             Roy B. Jackson
                                             Director

                                         By: /s/ Hodge Patterson, III
                                             -----------------------------------
                                             Hodge Patterson, III
                                             Director

                                         By: /s/ Robert Summerford
                                             -----------------------------------
                                             Robert Summerford
                                             Director

                                         By: /s/ Glynn Debter
                                             -----------------------------------
                                             Glynn Debter
                                             Director

                                         By: /s/ John J. Lewis, Jr.
                                             -----------------------------------
                                             John J. Lewis, Jr.
                                             Director

                                         By: /s/ Loy McGruder
                                             -----------------------------------
                                             Loy McGruder
                                             Director

                                         By: /s/ Denny Kelly
                                             -----------------------------------
                                             Denny Kelly
                                             Director

                                         By: /s/ Merritt Robbins
                                             -----------------------------------
                                             Merritt Robbins
                                             Director

                                         By: /s/ Wayne Washam
                                             -----------------------------------
                                             Wayne Washam
                                             Director

Dated:  February 4, 1999